SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12

KFx Inc.

(Name of Registrant as Specified In Its Charter)

Payment of filing fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

KFx Inc.

55 Madison Street, Suite 500

Denver, Colorado 80206

October 10, 2006

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of KFx Inc., which will be held at 10:00 a.m. mountain standard time on Thursday, November 9, 2006, at KFx’s corporate headquarters located at 55 Madison Street, Suite 500, Denver, Colorado 80206.

The Notice of Special Meeting of Stockholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our stockholders.

Feel free to forward to us any questions you may have if you are unable to be present at the meeting. Our Internet website, located at http://www.kfx.com, is a convenient way to communicate with us.

Also enclosed is a proxy authorizing two of our officers to vote your shares for you if you do not wish to attend the meeting in person. Whether or not you are able to attend the meeting, I urge you to complete your proxy and return it to our transfer agent, Interwest Transfer Company, Inc., in the enclosed addressed, postage-paid envelope, as a quorum of the stockholders must be present at the meeting, either in person or by proxy, for the conduct of business.

Sincerely,

Mark S. Sexton
Chairman of the Board of Directors
and Chief Executive Officer

KFx Inc.
55 Madison Street, Suite 500
Denver, Colorado 80206

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held November 9, 2006

October 10, 2006

To the Stockholders of KFx Inc.:

A Special Meeting of the Stockholders of KFx Inc. (the “Company”) will be held on Thursday, November 9, 2006 at 10:00 a.m. mountain standard time at the Company’s corporate headquarters located at 55 Madison Street, Suite 500, Denver, Colorado 80206. The purpose of the meeting is to consider and take action upon the following matters:

1.     To approve an amendment to our Restated Certificate of Incorporation, as amended, to change our name from KFx Inc. to Evergreen Energy Inc.; and

2.     To transact such other business as may properly be brought before the meeting and any postponements, continuations, or adjournments thereof.

Only stockholders of record as of the close of business on September 29, 2006 are entitled to notice of and to vote at the meeting or at any postponements, continuations or adjournments thereof.

Our bylaws require that the holders of a majority of the Common Stock issued and outstanding and entitled to vote be present or represented at the meeting by proxy in order to constitute a quorum for the transaction of business. It is important that your stock be represented at the meeting regardless of the number of shares you hold. Whether or not you are able to be present in person, please sign and return promptly the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

THE ENCLOSED PROXY IS BEING SOLICITED BY OUR BOARD OF DIRECTORS. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED ITEM. YOUR VOTE IS IMPORTANT.

This notice, the proxy and Proxy Statement enclosed herewith are sent to you by order of our Board of Directors.

William G. Laughlin
Secretary

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of KFx Inc. for use at a Special Meeting of the Stockholders (the “Special Meeting”) of KFx Inc., a Delaware corporation (the “Company”) to be held on Thursday, November 9, 2006 at 10:00 a.m. mountain standard time at the Company’s corporate headquarters located at 55 Madison Street, Suite 500, Denver, Colorado 80206, and all postponements, continuations or adjournments thereof. This Proxy Statement and the enclosed proxy were first furnished to our stockholders on or about October 10, 2006. In this Proxy Statement, we use the terms “Company,” “KFx,” “we,” “our,” and “us” to refer to KFx Inc.

VOTING PROCEDURES

Our outstanding shares entitled to vote as of September 29, 2006 (the “Record Date”) consisted of 82,019,241 shares of $.001 par value common stock (the “Common Stock”). Only stockholders of record at the close of business on the Record Date are entitled to vote at the Special Meeting. Each share is entitled to one vote.

The presence in person or by proxy of a majority of our outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to provide a quorum for the transaction of business at the meeting. Your shares can only be voted if you are present in person or are represented by returning a properly signed proxy. Your vote is very important. Whether or not you plan to attend the meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed within the United States. All signed and returned proxies will be counted towards establishing a quorum for the meeting, regardless of how the shares are voted.

Shares represented by proxy will be voted in accordance with your instructions. You may specify your choice by marking the appropriate box on the proxy card. If your proxy card is signed and returned without specifying choices, your shares will be voted “FOR” approval of the amendment to our Restated Certificate of Incorporation to change our corporate name from KFx Inc. to Evergreen Energy Inc., and as the individuals named as proxy holders on the proxy deem advisable on all matters as may properly come before the meeting. You may revoke your proxy at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice of revocation to us at our address indicated above or by voting in person at the meeting. Any notice of revocation sent to us must include your name and must be received prior to the meeting to be effective. Votes cast by proxy will be tabulated by an automated system administered by Interwest Transfer Company, Inc., our transfer agent. Votes cast by proxy or in person at the meeting will be counted by the persons we appoint to act as election inspectors for the Special Meeting.

An affirmative vote of a majority of the issued and outstanding shares of the Company’s Common Stock is required to approve the amendment to our Restated Certificate of Incorporation to change the corporate name. Abstentions from voting will be considered shares present and entitled to vote on the amendment and, since approval of the amendment requires a majority of all issued and outstanding shares of the Company’s Common Stock, will have the same effect as a vote “AGAINST” the amendment.

Discretionary broker voting is generally prohibited pursuant to NYSE Arca Rule 9.4. However, a holder of record, such as a broker, may vote on a proposal without instruction from the beneficial owner if such person has discretion to vote on the proposal pursuant to the rules of another national securities exchange to which such record holder is a member. If the beneficial owner does not provide voting instructions and the holder of record lacks this discretionary authority to vote on the proposal, the shares will not be voted on the proposal and will be treated as broker non-votes. Broker non-votes are included in the determination of the number of shares present and voting. Therefore, since approval of the amendment requires an absolute majority of the issued and outstanding shares of the Company’s Common Stock, a broker non-vote is effectively a vote “AGAINST” the amendment.

No stockholder of the Company, whether abstaining, voting “FOR” or voting “AGAINST” the amendment to the Restated Certificate of Incorporation will be entitled to appraisal rights or the right to receive cash for shares under Delaware law or otherwise. At the date this Proxy Statement went to press, we did not know of any matters to be raised at the Special Meeting other than those referred to in this Proxy Statement.

STOCK OWNERSHIP

The following table sets forth certain information, as of September 29, 2006, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our Common Stock, (2) each of our directors, (3) our chief executive officer and each of our named executive officers as defined by applicable Securities and Exchange Commission rules, and (4) all of our directors and executive officers as a group.

Beneficial ownership of the Common Stock is determined in accordance with the rules of the Securities and Exchange Commission and generally includes any shares of Common Stock over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of September 29, 2006. Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock held by them. Applicable percentage ownership in the following table is based on 82,019,241 shares of Common Stock outstanding as of September 29, 2006.

Unless otherwise indicated below, the address of each of the principal stockholders is c/o KFx Inc., 55 Madison Street, Suite 500, Denver, Colorado 80206.

Name and Address	Shares Beneficially Owned		Percentage of Class
Beneficial Owners of More than 5%:
Neuberger Berman, Inc. 605 Third Avenue New York, NY 10158	12,539,254	(1)	15.3%
Security Management Company, LLC One Security Benefit Place Topeka, Kansas 66636-0001	7,289,000		8.9%
Westcliff Capital Management, LLC 200 Seventh Avenue, Suite 105 Santa Cruz, California 95062	10,659,650	(2)	11.9%
Directors and Named Executive Officers:
Stanford M. Adelstein	385,000	(3)	*
Robert J. Clark	55,000	(4)	*
Manuel H. Johnson	86,500	(5)	*
Robert S. Kaplan	57,500	(6)	*
John V. Lovoi	98,500	(7)	*
Jack C. Pester	203,626	(8)	*
James S. Pignatelli	103,000	(9)	*
W. Grady Rosier	62,500	(10)	*
James R. Schlesinger	635,377	(11)	*
Mark S. Sexton	1,434,166	(12)	1.7%
Richard S. Spencer III	10,728,650	(13)	12.0%
Theodore Venners	4,505,008	(14)	5.4%
Kevin Collins	440,000	(15)	*
Robert I. Hanfling	220,000	(16)	*
William G. Laughlin	60,000	(17)	*
James P. Imbler	75,000	(18)	*
Dennis W. Coolidge	24,000	(19)	*
Diana L. Kubik	0	(20)	*
All Directors and Executive Officers as a group (18 persons)	19,173,827	(21)	21%

                  * Less than 1%.

        (1) These securities are owned by broker dealer clients of, or mutual funds managed by, Neuberger Berman, Inc. or its affiliates. Neuberger Berman has shared discretionary authority to vote and dispose of such securities on behalf of its clients.

        (2) These securities are owned directly by investment limited partnerships of which Westcliff Capital Management, LLC (“Westcliff”) is the general partner and investment adviser, and by other investment advisory clients of Westcliff. Westcliff has discretionary authority to vote and dispose of such securities on behalf of its clients, and thus is deemed to have indirect beneficial ownership thereof. Mr. Spencer, is the controlling owner of Westcliff. See footnote 13, below. Includes 7,288,750 shares such partnerships and other advisory clients have the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of warrants.

        (3) Represents 150,000 shares held by Northwestern Engineering Company, of which Mr. Adelstein is Chairman of the Board and controls 95% of the voting shares of capital stock, and 110,000 shares which Mr. Adelstein has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options.

        (4) Includes 50,000 shares Mr. Clark has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options.

        (5) Includes 78,500 shares Mr. Johnson has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options.

        (6) Includes 57,500 shares Mr. Kaplan has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options.

        (7) Includes 98,500 shares Mr. Lovoi has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options. Mr. Lovoi also has a pecuniary interest, but no voting control, in shares of KFx Inc. held by certain investment limited partnerships managed by Westcliff Capital Management, LLC.

        (8) Includes 101,500 shares Mr. Pester has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options.

        (9) Includes 90,000 shares Mr. Pignatelli has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options.

  (10) Includes 57,500 shares Mr. Rosier has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options.

  (11) Includes (a) 303,333 shares Mr. Schlesinger has the right to acquire pursuant to the exercise of warrants and (b) 112,500  shares Mr. Schlesinger has the right to acquire pursuant to the exercise of options, both within 60 days of September 29, 2006.

  (12) Includes 1,000,000 shares of restricted stock Mr. Sexton has the right to vote, but not the right to sell until certain performance vesting requirements are met.

  (13) Includes 69,000 shares Mr. Spencer has the right to acquire pursuant to the exercise of options within 60 days of September 29, 2006. The remaining securities are owned directly by investment limited partnerships of which Westcliff is the general partner and investment adviser, and by other investment advisory clients of Westcliff. As the controlling person of Westcliff, Mr. Spencer is deemed to have indirect beneficial ownership of such securities. Includes 7,288,750 shares which such partnerships and other advisory clients have the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of warrants and 3,370,900 shares held by such partnerships and other advisory clients. After the close of business on September 29, 2006, Mr. Spencer resigned as a director of the Company to pursue potential strategic joint ventures and financing opportunities with the Company.

  (14) Includes 600,000 shares of restricted stock which Mr. Venners has the right to vote, but not the right to sell until certain performance vesting requirements are met, and includes 550,000 shares which Mr. Venners has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options. Also includes 66,667 warrants owned by Mr. Venners’ wife over which he has no voting or investment authority.

  (15) Includes 400,000 shares of restricted stock Mr. Collins has the right to vote, but not the right to sell until certain performance vesting requirements are met, and 10,000 shares which Mr. Collins has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options.

  (16) Includes 200,000 shares Mr. Hanfling has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options.

  (17) Includes 60,000 shares Mr. Laughlin has the right to acquire within 60 days of September 29, 2006, pursuant to the                exercise of options.

  (18) Include 75,000 shares Mr. Imbler has the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options.

  (19) Includes 24,000 shares Mr. Coolidge has the right to acquire within 60 day of September 29, 2006, pursuant to the exercise of options. Excludes an option to purchase 96,000 shares that vest outside of 60 days from September 29, 2006. Also excludes 25,000 shares of restricted stock that do not vest within 60 days of September 29, 2006, and over which Mr. Coolidge has no voting or investment authority.

  (20) Excludes 12,000 shares of restricted stock that do not vest within 60 days of September 29, 2006, and over which Ms. Kubik has no voting or investment authority.

  (21) Includes an aggregate of 1,744,000 shares which directors and executive officers as a group have the right to acquire within 60 days of September 29, 2006, pursuant to the exercise of options and an aggregate of 7,658,750 shares pursuant to the exercise of warrants.

PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO
THE RESTATED CERTIFICATE OF INCORPORATION OF KFX INC.

The Board of Directors has approved and recommends that the stockholders adopt an amendment to KFx’s Restated Certificate of Incorporation to change the corporate name from KFx Inc. to Evergreen Energy Inc. To change our corporate name, it is proposed that the first paragraph of Article I of our Restated Certificate of Incorporation be amended to read in its entirety as follows:

“The name of the corporation is Evergreen Energy Inc.”

Purpose for the Proposed Amendment

The primary reason for the proposed name change is to reflect the changes in our business and management. The new name of Evergreen Energy Inc. captures our key attributes, namely our commitment to delivering clean energy and our strategy to vertically integrate our operations. Our new management has successfully executed the vertical integration business model in the past, and believes that this is the best way to build a modern-day environmentally responsible energy production company. We have progressed from technical development to commercial production. The level of customer interest in the market place confirms that K-FuelTM Refined Coal is a compelling solution for the coal industry’s supply and emission constraints. Supplies of affordable energy are tightening, emissions standards are strengthening, and public support for clean energy is building. As we execute our growth strategy, we believe in controlling our own destiny. We are vertically integrated, from coal reserves in the ground, to our own refining plant, to distribution agreements with coal transporters, to our own marketing and distribution team. As we evolve and continue to enhance our clean energy business, the Board of Directors believes that a corporate name that better represents our business will be useful to our success now and in the future.

Effective Date

If the proposed amendment to the Restated Certificate of Incorporation is approved by stockholders, it will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State, which filing would occur promptly after the Special Meeting. The remainder of the Company’s Certificate of Incorporation will not change.

Vote Required

An affirmative vote of a majority of the issued and outstanding shares of the Company’s Common Stock is required to approve the amendment to our Restated Certificate of Incorporation to change our corporate name from KFx Inc. to Evergreen Energy Inc.. This means a failure to vote your shares is effectively a vote “AGAINST” the amendment. Discretionary broker voting is generally prohibited pursuant to NYSE Arca Rule 9.4. However, a holder of record, such as a broker, may vote on a proposal without instruction from the beneficial owner if such person has discretion to vote on the proposal pursuant to the rules of another national securities exchange to which such record holder is a member. If the beneficial owner does not provide voting instructions and the holder of record lacks this discretionary authority to vote on the proposal, the shares will not be voted on the proposal and will be treated as broker non-votes. Broker non-votes are included in the determination of the number of shares present and voting. Therefore, since approval of the amendment requires an absolute majority of the issued and outstanding shares of the Company’s Common Stock, a broker non-vote is effectively a vote “AGAINST” the amendment.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO CHANGE OUR CORPORATE NAME.

SOLICITATION OF PROXIES

This solicitation is being made by mail on behalf of our Board of Directors, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, electronic means, personal interview or other similar means of communication. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of proxy and Notice of Special Meeting, and any additional material relating to the meeting, which may be furnished to stockholders by the Board of Directors subsequent to the furnishing of this Proxy Statement, has been or will be borne by us. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or selected securities dealers. We anticipate that the cost of such supplementary solicitations, if any, will not be material. In addition, we have retained Morrow & Co, Inc., to solicit proxies from stockholders by mail, in person and by telephone. We will pay a fee of approximately $5,000 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation.

ADDITIONAL INFORMATION

We file reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. We will, upon written request and without charge, provide to any person solicited hereunder copies of our reports, as filed with the Securities and Exchange Commission. Requests should be addressed to the Investor Relations Department, 55 Madison Street, Suite 500, Denver, Colorado 80206. Also, such reports may be obtained from our Internet homepage at http://www.kfx.com.

OTHER MATTERS

We are not aware of any business to be presented for consideration at the meeting, other than that specified in the Notice of Special Meeting. If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Any stockholder who intends to submit a proposal at the 2007 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than December 31, 2006. Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. Our bylaws do not contain such an advance notice provision. Accordingly, for our 2007 Annual Meeting of Stockholders, stockholders’ written notices must be received by us before February 24, 2007 for any proposal a stockholder wishes to bring before the meeting but for which such stockholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy. Such proposals should be sent to William G. Laughlin, Secretary, KFx Inc., 55 Madison Street, Suite 500, Denver, Colorado 80206.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise us whether other persons are the beneficial owners of the shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the shares.

It is important that proxies be returned promptly, whether or not you expect to attend the Special Meeting in person. We request that you complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. By returning your proxy promptly you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Stockholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors
William G. Laughlin
Secretary
Denver, Colorado

[FRONT OF PROXY VOTING CARD]

PROXY

KFX INC.

55 Madison Street, Suite 500, Denver, Colorado 80206

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of KFx Inc. (the “Company”) hereby appoints William G. Laughlin and Rudolph G. Swenson, or either of them with full power of substitution, as attorneys and proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of the Company at the Special Meeting of Stockholders of the Company to be held on Thursday, November 9, 2006 at 10:00 a.m. mountain standard time at 55 Madison Street, Suite 500, Denver, Colorado 80206, and any postponements, continuations or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below.

I hereby vote my shares of KFx Inc. Common Stock as specified on the reverse side of this card.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[BACK OF PROXY VOTING CARD]

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR” the approval of an amendment to the Company’s Restated Certificate of Incorporation. This proxy also delegates discretionary authority to vote with respect to any other business that may properly come before the meeting or any postponements, continuations or adjournments thereof.

IMPORTANT – THIS PROXY MUST BE SIGNED AND DATED BELOW.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

		FOR	AGAINST	ABSTAIN

1.	APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION	☐	☐	☐

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION HEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

	DATED:	, 2006

(Seal)
(Stockholder’s Signature)

(Stockholder’s Signature)

Note:  Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears on this card. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with corporate name by a duly authorized officer.